Exhibit 5.8

CONSULTING AGREEMENT

THIS AGREEMENT, dated for reference the 16th day of October, 2002, is made

BETWEEN:

EVEOLUTION VENTURES INC., a British Columbia company with its registered office at 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8

(the “Company”);

AND:

KAREN ANDERSON, Businesswoman of 314 Nootka Street., New Westminster, BC, V3L 4X4

(the “Consultant”).

WHEREAS:

A.     The Company is a reporting issuer in British Columbia and Alberta and is currently in the process of completing a qualifying transaction with Bear Creek Mining Company (“BCMC”) and Peru Exploration Venture LLLP (“PeruEx”) (the “Transaction”) on the TSX Venture Exchange pursuant to a merger agreement between EVEolution Ventures (USA), Inc. (“EVE USA”) and BCMC (the “Merger Agreement”) as well as a representation agreement among EVE USA, BCMC, the Company and Andrew T. Swarthout;

B.     Upon the closing of the Transaction (the “Closing Date”) as that term is defined in the Merger Agreement, the Company will be continued to the Yukon Territory and will be renamed Bear Creek Mining Corporation;

C.     The Consultant possesses certain technical, business and management expertise of value to the Company and has a relationship with the Company that enables the Consultant to be knowledgeable about the business and affairs of the Company;

D.     The Company wishes to engage the Consultant immediately following the completion of the qualifying transaction to provide the consulting services set out in this Agreement and the Consultant is prepared to provide such services to the Company on the terms and conditions of this Agreement;

THEREFORE, the parties agree:

1.     ENGAGEMENT

1.1 The Company engages the Consultant to provide, and the Consultant agrees to provide to the Company, from time to time, advice and assistance with respect to:

(a)	technical business advisory services;

(b)	ongoing continuous reporting obligations;

(c)	locating and supervising appropriate personnel to perform key management functions for the Company.

1.2 The Consultant will provide the services required under this Agreement.

2.     TERM

2.1 This Agreement will commence on the Closing Date and shall be a valid and subsisting agreement for a term of one year.

2.2 This Agreement may be terminated at any time by either party by the provision to the other of 90 days written notice of such termination.

2.3 On termination or expiry of the term of this Agreement, the Consultant will return all property of the Company then in its possession, including any office equipment, automobiles, correspondence, documents, computer disks, notebooks, video and audio equipment and tapes, files and other tangible property.

3.     REMUNERATION AND REIMBURSEMENT

3.1 In consideration for the services to be provided to the Company by the Consultant under this Agreement, the Company will:

(a)	permit the Consultant to retain all previously granted options in the Company pursuant to the stock option agreement between the Company and the Consultant dated April 26, 2000; and

(b)	reimburse the Consultant for all out of pocket expenses reasonably, actually and properly incurred by the Consultant in connection with the performance of the duties of the Consultant under this Agreement.

4.     DUTIES OF THE CONSULTANT

During the term of this Agreement, the Consultant will:

(a)	provide the services required under this Agreement honestly and diligently, and will use its best efforts to serve the Company and promote its interests;

(b)	obey and carry out all lawful and reasonable instructions, rules and policies, orders and directions as given to it by the board of directors and the senior officers of the Company; and

(c)	keep itself informed of and comply with all applicable laws and policies relating to the provision of its services under this Agreement.

5.     CONFIDENTIAL INFORMATION

5.1 The Consultant will not, directly or indirectly, use, disseminate, disclose, communicate, divulge, reveal, publish, use for its own benefit, copy, make notes of, input into a computer data base or preserve in any way any confidential information relating the Company, whether during the term of this Agreement or thereafter, unless it first receives written permission to do so from an authorized officer of the Company.

5.2 For the purposes of this Agreement, “confidential information” is information disclosed to or acquired by the Consultant relating to the business of the Company, its projects or the personal affairs of the directors, officers and shareholders of the Company, including information developed or gathered by the Consultant which has not been approved by the Company for public dissemination. Confidential information does not include information in the public domain, information released from the provisions of this Agreement by written authorization of an authorized officer of the Company, information which is part of the general skill and knowledge of the Consultant and does not relate specifically to the business of the Company, and information which is authorized by the Company to be disclosed in the ordinary course or is required by law or applicable regulatory policy to be disclosed.

6.     AMENDMENTS

No amendment, change, modification or addition to this Agreement will be valid unless made in writing and executed by both parties.

7.     NOTICE

7.1 Any notice under this Agreement will be given in writing and must be delivered, sent by telex, telegram or telecopier or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by such party in writing.

7.2 If notice is sent by telex, telegram or telecopier or is delivered, it will be deemed to have been given at the time of transmission or delivery.

7.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

7.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to the time a notice is mailed the notice will be sent by telex, telegram or telecopier or will be delivered.

8.     GOVERNING LAW

This Agreement is governed by the law of British Columbia and, except as otherwise provided in this Agreement, the parties attorn to the exclusive jurisdiction of the courts of British Columbia for the resolution of all disputes arising out of or in connection with this Agreement.

9.     ASSIGNMENT

Neither this Agreement nor any benefit or interest granted by it may be signed by either party to this Agreement without the written consent of the other.

10.     PREVIOUS AGREEMENTS

This Agreement supersedes, terminates and cancels any and all previous agreements, representations or warranties, written or oral, between the parties relating to the services to be provided by the Consultant to this Agreement.

IN WITNESS of this Agreement, the parties have executed and delivered this Agreement as of the date given above.

EVEOLUTION VENTURES INC.

Per:	“Catherine McLeod-Seltzer”

Authorized Signatory

This Agreement was signed by KAREN ANDERSON in the presence of: Witness	) ) ) ) ) ) )	“Karen Anderson” KAREN ANDERSON

Exhibit 5.8

CONSULTING AGREEMENT

THIS AGREEMENT, dated for reference the 4th day of October, 2002, is made

BETWEEN:

EVEOLUTION VENTURES INC., a British Columbia company with its registered office at 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8

(the “Company”);

AND:

LENORA GATES, Businesswoman of 4777 Pilot House Road, West Vancouver, BC, V7W 1J4

(the “Consultant”).

WHEREAS:

A.     The Company is a reporting issuer in British Columbia and Alberta and is currently in the process of completing a qualifying transaction with Bear Creek Mining Company (“BCMC”) and Peru Exploration Venture LLLP (“PeruEx”) (the “Transaction”) on the TSX Venture Exchange pursuant to a merger agreement between EVEolution Ventures (USA), Inc. (“EVE USA”) and BCMC (the “Merger Agreement”) as well as a Representation Agreement among EVE USA, BCMC, the Company and Andrew T. Swarthout;

B.     Upon the closing of the Transaction (the “Closing Date”) as that term is defined in the Merger Agreement, the Company will be continued to the Yukon Territory and will be renamed Bear Creek Mining Corporation;

C.     The Consultant is a director of the Company, and upon completion of the Transaction will resign as a director of the Company;

D.     The Consultant possesses certain technical, business and management expertise of value to the Company and has a relationship with the Company that enables the Consultant to be knowledgeable about the business and affairs of the Company;

E.     The Company wishes to engage the Consultant immediately following the Consultant’s resignation to provide the consulting services set out in this Agreement and the Consultant is prepared to provide such services to the Company on the terms and conditions of this Agreement;

THEREFORE, the parties agree:

1.     ENGAGEMENT

1.1 The Company engages the Consultant to provide, and the Consultant agrees to provide to the Company, from time to time, advice and assistance with respect to:

(a)	technical business advisory services;

(b)	ongoing continuous reporting obligations;

(c)	locating and supervising appropriate personnel to perform key management functions for the Company.

1.2 The Consultant will provide the services required under this Agreement.

2.     TERM

2.1 This Agreement will commence on the Closing Date and shall be a valid and subsisting agreement for a term of one year.

2.2 This Agreement may be terminated at any time by either party by the provision to the other of 90 days written notice of such termination.

2.3 On termination or expiry of the term of this Agreement, the Consultant will return all property of the Company then in its possession, including any office equipment, automobiles, correspondence, documents, computer disks, notebooks, video and audio equipment and tapes, files and other tangible property.

3.     REMUNERATION AND REIMBURSEMENT

3.1 In consideration for the services to be provided to the Company by the Consultant under this Agreement, the Company will:

(a)	permit the Consultant to retain all previously granted options in the Company pursuant to the stock option agreement between the Company and the Consultant dated February 23, 2000; and

(b)	reimburse the Consultant for all out of pocket expenses reasonably, actually and properly incurred by the Consultant in connection with the performance of the duties of the Consultant under this Agreement.

4.     DUTIES OF THE CONSULTANT

During the term of this Agreement, the Consultant will:

(a)	provide the services required under this Agreement honestly and diligently, and will use its best efforts to serve the Company and promote its interests;

(b)	obey and carry out all lawful and reasonable instructions, rules and policies, orders and directions as given to it by the board of directors and the senior officers of the Company; and

(c)	keep itself informed of and comply with all applicable laws and policies relating to the provision of its services under this Agreement.

5.     CONFIDENTIAL INFORMATION

5.1 The Consultant will not, directly or indirectly, use, disseminate, disclose, communicate, divulge, reveal, publish, use for its own benefit, copy, make notes of, input into a computer data base or preserve in any way any confidential information relating the Company, whether during the term of this Agreement or thereafter, unless it first receives written permission to do so from an authorized officer of the Company.

5.2 For the purposes of this Agreement, “confidential information” is information disclosed to or acquired by the Consultant relating to the business of the Company, its projects or the personal affairs of the directors, officers and shareholders of the Company, including information developed or gathered by the Consultant which has not been approved by the Company for public dissemination. Confidential information does not include information in the public domain, information released from the provisions of this Agreement by written authorization of an authorized officer of the Company, information which is part of the general skill and knowledge of the Consultant and does not relate specifically to the business of the Company, and information which is authorized by the Company to be disclosed in the ordinary course or is required by law or applicable regulatory policy to be disclosed.

6.     AMENDMENTS

No amendment, change, modification or addition to this Agreement will be valid unless made in writing and executed by both parties.

7.     NOTICE

7.1 Any notice under this Agreement will be given in writing and must be delivered, sent by telex, telegram or telecopier or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by such party in writing.

7.2 If notice is sent by telex, telegram or telecopier or is delivered, it will be deemed to have been given at the time of transmission or delivery.

7.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

7.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to the time a notice is mailed the notice will be sent by telex, telegram or telecopier or will be delivered.

8.     GOVERNING LAW

This Agreement is governed by the law of British Columbia and, except as otherwise provided in this Agreement, the parties attorn to the exclusive jurisdiction of the courts of British Columbia for the resolution of all disputes arising out of or in connection with this Agreement.

9.     ASSIGNMENT

Neither this Agreement nor any benefit or interest granted by it may be signed by either party to this Agreement without the written consent of the other.

10.     PREVIOUS AGREEMENTS

This Agreement supersedes, terminates and cancels any and all previous agreements, representations or warranties, written or oral, between the parties relating to the services to be provided by the Consultant to this Agreement.

IN WITNESS of this Agreement, the parties have executed and delivered this Agreement as of the date given above.

EVEOLUTION VENTURES INC.

Per:	“Catherine McLeod-Seltzer”

Authorized Signatory

This Agreement was signed by LENORA GATES in the presence of: Witness	) ) ) ) ) ) )	“Lenora Gates” LENORA GATES

Exhibit 5.8

CONSULTING AGREEMENT

THIS AGREEMENT, dated for reference the 16th day of October, 2002, is made

BETWEEN:

EVEOLUTION VENTURES INC., a British Columbia company with its registered office at 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8

(the “Company”);

AND:

NEIL MACKENZIE, Businessman of 6707 Maple Street, Vancouver, BC ,V6P 5P4

(the “Consultant”).

WHEREAS:

A.     The Company is a reporting issuer in British Columbia and Alberta and is currently in the process of completing a qualifying transaction with Bear Creek Mining Company (“BCMC”) and Peru Exploration Venture LLLP (“PeruEx”) (the “Transaction”) on the TSX Venture Exchange pursuant to a merger agreement between EVEolution Ventures (USA), Inc. (“EVE USA”) and BCMC (the “Merger Agreement”) as well as a representation agreement among EVE USA, BCMC, the Company and Andrew T. Swarthout;

B.     Upon the closing of the Transaction (the “Closing Date”) as that term is defined in the Merger Agreement, the Company will be continued to the Yukon Territory and will be renamed Bear Creek Mining Corporation;

C.     The Consultant possesses certain technical, business and management expertise of value to the Company and has a relationship with the Company that enables the Consultant to be knowledgeable about the business and affairs of the Company;

D.     The Company wishes to engage the Consultant immediately following the completion of the qualifying transaction to provide the consulting services set out in this Agreement and the Consultant is prepared to provide such services to the Company on the terms and conditions of this Agreement;

THEREFORE, the parties agree:

1.     ENGAGEMENT

1.1 The Company engages the Consultant to provide, and the Consultant agrees to provide to the Company, from time to time, advice and assistance with respect to:

(a)	technical business advisory services;

(b)	ongoing continuous reporting obligations;

(c)	locating and supervising appropriate personnel to perform key management functions for the Company.

1.2 The Consultant will provide the services required under this Agreement.

2.     TERM

2.1 This Agreement will commence on the Closing Date and shall be a valid and subsisting agreement for a term of one year.

2.2 This Agreement may be terminated at any time by either party by the provision to the other of 90 days written notice of such termination.

2.3 On termination or expiry of the term of this Agreement, the Consultant will return all property of the Company then in its possession, including any office equipment, automobiles, correspondence, documents, computer disks, notebooks, video and audio equipment and tapes, files and other tangible property.

3.     REMUNERATION AND REIMBURSEMENT

3.1 In consideration for the services to be provided to the Company by the Consultant under this Agreement, the Company will:

(a)	permit the Consultant to retain all previously granted options in the Company pursuant to the stock option agreement between the Company and the Consultant dated April 26, 2000; and

(b)	reimburse the Consultant for all out of pocket expenses reasonably, actually and properly incurred by the Consultant in connection with the performance of the duties of the Consultant under this Agreement.

4.     DUTIES OF THE CONSULTANT

During the term of this Agreement, the Consultant will:

(a)	provide the services required under this Agreement honestly and diligently, and will use its best efforts to serve the Company and promote its interests;

(b)	obey and carry out all lawful and reasonable instructions, rules and policies, orders and directions as given to it by the board of directors and the senior officers of the Company; and

(c)	keep itself informed of and comply with all applicable laws and policies relating to the provision of its services under this Agreement.

5.     CONFIDENTIAL INFORMATION

5.1 The Consultant will not, directly or indirectly, use, disseminate, disclose, communicate, divulge, reveal, publish, use for its own benefit, copy, make notes of, input into a computer data base or preserve in any way any confidential information relating the Company, whether during the term of this Agreement or thereafter, unless it first receives written permission to do so from an authorized officer of the Company.

5.2 For the purposes of this Agreement, “confidential information” is information disclosed to or acquired by the Consultant relating to the business of the Company, its projects or the personal affairs of the directors, officers and shareholders of the Company, including information developed or gathered by the Consultant which has not been approved by the Company for public dissemination. Confidential information does not include information in the public domain, information released from the provisions of this Agreement by written authorization of an authorized officer of the Company, information which is part of the general skill and knowledge of the Consultant and does not relate specifically to the business of the Company, and information which is authorized by the Company to be disclosed in the ordinary course or is required by law or applicable regulatory policy to be disclosed.

6.     AMENDMENTS

No amendment, change, modification or addition to this Agreement will be valid unless made in writing and executed by both parties.

7.     NOTICE

7.1 Any notice under this Agreement will be given in writing and must be delivered, sent by telex, telegram or telecopier or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by such party in writing.

7.2 If notice is sent by telex, telegram or telecopier or is delivered, it will be deemed to have been given at the time of transmission or delivery.

7.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

7.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to the time a notice is mailed the notice will be sent by telex, telegram or telecopier or will be delivered.

8.     GOVERNING LAW

This Agreement is governed by the law of British Columbia and, except as otherwise provided in this Agreement, the parties attorn to the exclusive jurisdiction of the courts of British Columbia for the resolution of all disputes arising out of or in connection with this Agreement.

9.     ASSIGNMENT

Neither this Agreement nor any benefit or interest granted by it may be signed by either party to this Agreement without the written consent of the other.

10.     PREVIOUS AGREEMENTS

This Agreement supersedes, terminates and cancels any and all previous agreements, representations or warranties, written or oral, between the parties relating to the services to be provided by the Consultant to this Agreement.

IN WITNESS of this Agreement, the parties have executed and delivered this Agreement as of the date given above.

EVEOLUTION VENTURES INC.

Per:	“Catherine McLeod-Seltzer”

Authorized Signatory

This Agreement was signed by NEIL MACKENZIE in the presence of: Witness	) ) ) ) ) ) )	“Neil MacKenzie” NEIL MACKENZIE

Exhibit 5.8

CONSULTING AGREEMENT

THIS AGREEMENT, dated for reference the 22th day of October, 2002, is made

BETWEEN:

EVEOLUTION VENTURES INC., a British Columbia company with its registered office at 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8

(the “Company”);

AND:

LISA PANKRATZ, Businesswoman of 2564 West 1st Avenue, Vancouver, BC, V6K 1G7

(the “Consultant”).

WHEREAS:

A.     The Company is a reporting issuer in British Columbia and Alberta and is currently in the process of completing a qualifying transaction with Bear Creek Mining Company (“BCMC”) and Peru Exploration Venture LLLP (“PeruEx”) (the “Transaction”) on the TSX Venture Exchange pursuant to a merger agreement between EVEolution Ventures (USA), Inc. (“EVE USA”) and BCMC (the “Merger Agreement”) as well as a representation agreement among EVE USA, BCMC, the Company and Andrew T. Swarthout;

B.     Upon the closing of the Transaction (the “Closing Date”) as that term is defined in the Merger Agreement, the Company will be continued to the Yukon Territory and will be renamed Bear Creek Mining Corporation;

C.     The Consultant possesses certain technical, business and management expertise of value to the Company and has a relationship with the Company that enables the Consultant to be knowledgeable about the business and affairs of the Company;

D.     The Company wishes to engage the Consultant immediately following the completion of the qualifying transaction to provide the consulting services set out in this Agreement and the Consultant is prepared to provide such services to the Company on the terms and conditions of this Agreement;

THEREFORE, the parties agree:

1.     ENGAGEMENT

1.1 The Company engages the Consultant to provide, and the Consultant agrees to provide to the Company, from time to time, advice and assistance with respect to:

(a)	technical business advisory services;

(b)	ongoing continuous reporting obligations;

(c)	locating and supervising appropriate personnel to perform key management functions for the Company.

1.2 The Consultant will provide the services required under this Agreement.

2.     TERM

2.1 This Agreement will commence on the Closing Date and shall be a valid and subsisting agreement for a term of one year.

2.2 This Agreement may be terminated at any time by either party by the provision to the other of 90 days written notice of such termination.

2.3 On termination or expiry of the term of this Agreement, the Consultant will return all property of the Company then in its possession, including any office equipment, automobiles, correspondence, documents, computer disks, notebooks, video and audio equipment and tapes, files and other tangible property.

3.     REMUNERATION AND REIMBURSEMENT

3.1 In consideration for the services to be provided to the Company by the Consultant under this Agreement, the Company will:

(a)	permit the Consultant to retain all previously granted options in the Company pursuant to the stock option agreement between the Company and the Consultant dated April 6, 2001; and

(b)	reimburse the Consultant for all out of pocket expenses reasonably, actually and properly incurred by the Consultant in connection with the performance of the duties of the Consultant under this Agreement.

4.     DUTIES OF THE CONSULTANT

During the term of this Agreement, the Consultant will:

(a)	provide the services required under this Agreement honestly and diligently, and will use its best efforts to serve the Company and promote its interests;

(b)	obey and carry out all lawful and reasonable instructions, rules and policies, orders and directions as given to it by the board of directors and the senior officers of the Company; and

(c)	keep itself informed of and comply with all applicable laws and policies relating to the provision of its services under this Agreement.

5.     CONFIDENTIAL INFORMATION

5.1 The Consultant will not, directly or indirectly, use, disseminate, disclose, communicate, divulge, reveal, publish, use for its own benefit, copy, make notes of, input into a computer data base or preserve in any way any confidential information relating the Company, whether during the term of this Agreement or thereafter, unless it first receives written permission to do so from an authorized officer of the Company.

5.2 For the purposes of this Agreement, “confidential information” is information disclosed to or acquired by the Consultant relating to the business of the Company, its projects or the personal affairs of the directors, officers and shareholders of the Company, including information developed or gathered by the Consultant which has not been approved by the Company for public dissemination. Confidential information does not include information in the public domain, information released from the provisions of this Agreement by written authorization of an authorized officer of the Company, information which is part of the general skill and knowledge of the Consultant and does not relate specifically to the business of the Company, and information which is authorized by the Company to be disclosed in the ordinary course or is required by law or applicable regulatory policy to be disclosed.

6.     AMENDMENTS

No amendment, change, modification or addition to this Agreement will be valid unless made in writing and executed by both parties.

7.     NOTICE

7.1 Any notice under this Agreement will be given in writing and must be delivered, sent by telex, telegram or telecopier or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by such party in writing.

7.2 If notice is sent by telex, telegram or telecopier or is delivered, it will be deemed to have been given at the time of transmission or delivery.

7.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

7.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to the time a notice is mailed the notice will be sent by telex, telegram or telecopier or will be delivered.

8.     GOVERNING LAW

This Agreement is governed by the law of British Columbia and, except as otherwise provided in this Agreement, the parties attorn to the exclusive jurisdiction of the courts of British Columbia for the resolution of all disputes arising out of or in connection with this Agreement.

9.     ASSIGNMENT

Neither this Agreement nor any benefit or interest granted by it may be signed by either party to this Agreement without the written consent of the other.

10.     PREVIOUS AGREEMENTS

This Agreement supersedes, terminates and cancels any and all previous agreements, representations or warranties, written or oral, between the parties relating to the services to be provided by the Consultant to this Agreement.

IN WITNESS of this Agreement, the parties have executed and delivered this Agreement as of the date given above.

EVEOLUTION VENTURES INC.

Per:	“Catherine McLeod-Seltzer”

Authorized Signatory

This Agreement was signed by LISA PANKRATZ in the presence of: Witness	) ) ) ) ) ) )	“Lisa Pankratz” LISA PANKRATZ

Exhibit 5.8

CONSULTING AGREEMENT

THIS AGREEMENT, dated for reference the 9th day of October, 2002, is made

BETWEEN:

EVEOLUTION VENTURES INC., a British Columbia company with its registered office at 3400 — 666 Burrard Street, Vancouver, British Columbia, V6C 2X8

(the “Company”);

AND:

CHERYL WHEELER, Businesswoman of 6271 Taylor Drive, West Vancouver, BC, V7W 1Y8

(the “Consultant”).

WHEREAS:

A.     The Company is a reporting issuer in British Columbia and Alberta and is currently in the process of completing a qualifying transaction with Bear Creek Mining Company (“BCMC”) and Peru Exploration Venture LLLP (“PeruEx”) (the “Transaction”) on the TSX Venture Exchange pursuant to a merger agreement between EVEolution Ventures (USA), Inc. (“EVE USA”) and BCMC (the “Merger Agreement”) as well as a Representation Agreement among EVE USA, BCMC, the Company and Andrew T. Swarthout;

B.     Upon the closing of the Transaction (the “Closing Date”) as that term is defined in the Merger Agreement, the Company will be continued to the Yukon Territory and will be renamed Bear Creek Mining Corporation;

C.     The Consultant is a director of the Company, and upon completion of the Transaction will resign as a director of the Company;

D.     The Consultant possesses certain technical, business and management expertise of value to the Company and has a relationship with the Company that enables the Consultant to be knowledgeable about the business and affairs of the Company;

E.     The Company wishes to engage the Consultant immediately following the Consultant’s resignation to provide the consulting services set out in this Agreement and the Consultant is prepared to provide such services to the Company on the terms and conditions of this Agreement;

THEREFORE, the parties agree:

1.     ENGAGEMENT

1.1 The Company engages the Consultant to provide, and the Consultant agrees to provide to the Company, from time to time, advice and assistance with respect to:

(a)	technical business advisory services;

(b)	ongoing continuous reporting obligations;

(c)	locating and supervising appropriate personnel to perform key management functions for the Company.

1.2 The Consultant will provide the services required under this Agreement.

2.     TERM

2.1 This Agreement will commence on the Closing Date and shall be a valid and subsisting agreement for a term of one year.

2.2 This Agreement may be terminated at any time by either party by the provision to the other of 90 days written notice of such termination.

2.3 On termination or expiry of the term of this Agreement, the Consultant will return all property of the Company then in its possession, including any office equipment, automobiles, correspondence, documents, computer disks, notebooks, video and audio equipment and tapes, files and other tangible property.

3.     REMUNERATION AND REIMBURSEMENT

3.1 In consideration for the services to be provided to the Company by the Consultant under this Agreement, the Company will:

(a)	permit the Consultant to retain all previously granted options in the Company pursuant to the stock option agreement between the Company and the Consultant dated February 23, 2000; and

(b)	reimburse the Consultant for all out of pocket expenses reasonably, actually and properly incurred by the Consultant in connection with the performance of the duties of the Consultant under this Agreement.

4.     DUTIES OF THE CONSULTANT

During the term of this Agreement, the Consultant will:

(a)	provide the services required under this Agreement honestly and diligently, and will use its best efforts to serve the Company and promote its interests;

(b)	obey and carry out all lawful and reasonable instructions, rules and policies, orders and directions as given to it by the board of directors and the senior officers of the Company; and

(c)	keep itself informed of and comply with all applicable laws and policies relating to the provision of its services under this Agreement.

5.     CONFIDENTIAL INFORMATION

5.1 The Consultant will not, directly or indirectly, use, disseminate, disclose, communicate, divulge, reveal, publish, use for its own benefit, copy, make notes of, input into a computer data base or preserve in any way any confidential information relating the Company, whether during the term of this Agreement or thereafter, unless it first receives written permission to do so from an authorized officer of the Company.

5.2 For the purposes of this Agreement, “confidential information” is information disclosed to or acquired by the Consultant relating to the business of the Company, its projects or the personal affairs of the directors, officers and shareholders of the Company, including information developed or gathered by the Consultant which has not been approved by the Company for public dissemination. Confidential information does not include information in the public domain, information released from the provisions of this Agreement by written authorization of an authorized officer of the Company, information which is part of the general skill and knowledge of the Consultant and does not relate specifically to the business of the Company, and information which is authorized by the Company to be disclosed in the ordinary course or is required by law or applicable regulatory policy to be disclosed.

6.     AMENDMENTS

No amendment, change, modification or addition to this Agreement will be valid unless made in writing and executed by both parties.

7.     NOTICE

7.1 Any notice under this Agreement will be given in writing and must be delivered, sent by telex, telegram or telecopier or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by such party in writing.

7.2 If notice is sent by telex, telegram or telecopier or is delivered, it will be deemed to have been given at the time of transmission or delivery.

7.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

7.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to the time a notice is mailed the notice will be sent by telex, telegram or telecopier or will be delivered.

8.     GOVERNING LAW

This Agreement is governed by the law of British Columbia and, except as otherwise provided in this Agreement, the parties attorn to the exclusive jurisdiction of the courts of British Columbia for the resolution of all disputes arising out of or in connection with this Agreement.

9.     ASSIGNMENT

Neither this Agreement nor any benefit or interest granted by it may be signed by either party to this Agreement without the written consent of the other.

10.     PREVIOUS AGREEMENTS

This Agreement supersedes, terminates and cancels any and all previous agreements, representations or warranties, written or oral, between the parties relating to the services to be provided by the Consultant to this Agreement.

IN WITNESS of this Agreement, the parties have executed and delivered this Agreement as of the date given above.

EVEOLUTION VENTURES INC.

Per:	“Catherine McLeod-Seltzer”

Authorized Signatory

This Agreement was signed by CHERYL WHEELER in the presence of: /s/ E. Pigou Witness	) ) ) ) ) ) )	“Cheryl Wheeler” CHERYL WHEELER

Exhibit 5.8

CONSULTING AGREEMENT

THIS AGREEMENT, dated for reference the 16th day of October, 2002, is made

BETWEEN:

EVEOLUTION VENTURES INC., a British Columbia company with its registered office at 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8

(the “Company”);

AND:

MARIETTE (MAT) WILCOX, Businesswoman of 5980 Raven Place, West Vancouver, BC, V7W 1X2

(the “Consultant”).

WHEREAS:

A.     The Company is a reporting issuer in British Columbia and Alberta and is currently in the process of completing a qualifying transaction with Bear Creek Mining Company (“BCMC”) and Peru Exploration Venture LLLP (“PeruEx”) (the “Transaction”) on the TSX Venture Exchange pursuant to a merger agreement between EVEolution Ventures (USA), Inc. (“EVE USA”) and BCMC (the “Merger Agreement”) as well as a representation agreement among EVE USA, BCMC, the Company and Andrew T. Swarthout;

B.     Upon the closing of the Transaction (the “Closing Date”) as that term is defined in the Merger Agreement, the Company will be continued to the Yukon Territory and will be renamed Bear Creek Mining Corporation;

C.     The Consultant possesses certain technical, business and management expertise of value to the Company and has a relationship with the Company that enables the Consultant to be knowledgeable about the business and affairs of the Company;

D.     The Company wishes to engage the Consultant immediately following the completion of the qualifying transaction to provide the consulting services set out in this Agreement and the Consultant is prepared to provide such services to the Company on the terms and conditions of this Agreement;

THEREFORE, the parties agree:

1.     ENGAGEMENT

1.1 The Company engages the Consultant to provide, and the Consultant agrees to provide to the Company, from time to time, advice and assistance with respect to:

(a)	technical business advisory services;

(b)	ongoing continuous reporting obligations;

(c)	locating and supervising appropriate personnel to perform key management functions for the Company.

1.2 The Consultant will provide the services required under this Agreement.

2.     TERM

2.1 This Agreement will commence on the Closing Date and shall be a valid and subsisting agreement for a term of one year.

2.2 This Agreement may be terminated at any time by either party by the provision to the other of 90 days written notice of such termination.

2.3 On termination or expiry of the term of this Agreement, the Consultant will return all property of the Company then in its possession, including any office equipment, automobiles, correspondence, documents, computer disks, notebooks, video and audio equipment and tapes, files and other tangible property.

3.     REMUNERATION AND REIMBURSEMENT

3.1 In consideration for the services to be provided to the Company by the Consultant under this Agreement, the Company will:

(a)	permit the Consultant to retain all previously granted options in the Company pursuant to the stock option agreement between the Company and the Consultant dated April 26, 2000; and

(b)	reimburse the Consultant for all out of pocket expenses reasonably, actually and properly incurred by the Consultant in connection with the performance of the duties of the Consultant under this Agreement.

4.     DUTIES OF THE CONSULTANT

During the term of this Agreement, the Consultant will:

(a)	provide the services required under this Agreement honestly and diligently, and will use its best efforts to serve the Company and promote its interests;

(b)	obey and carry out all lawful and reasonable instructions, rules and policies, orders and directions as given to it by the board of directors and the senior officers of the Company; and

(c)	keep itself informed of and comply with all applicable laws and policies relating to the provision of its services under this Agreement.

5.     CONFIDENTIAL INFORMATION

5.1 The Consultant will not, directly or indirectly, use, disseminate, disclose, communicate, divulge, reveal, publish, use for its own benefit, copy, make notes of, input into a computer data base or preserve in any way any confidential information relating the Company, whether during the term of this Agreement or thereafter, unless it first receives written permission to do so from an authorized officer of the Company.

5.2 For the purposes of this Agreement, “confidential information” is information disclosed to or acquired by the Consultant relating to the business of the Company, its projects or the personal affairs of the directors, officers and shareholders of the Company, including information developed or gathered by the Consultant which has not been approved by the Company for public dissemination. Confidential information does not include information in the public domain, information released from the provisions of this Agreement by written authorization of an authorized officer of the Company, information which is part of the general skill and knowledge of the Consultant and does not relate specifically to the business of the Company, and information which is authorized by the Company to be disclosed in the ordinary course or is required by law or applicable regulatory policy to be disclosed.

6.     AMENDMENTS

No amendment, change, modification or addition to this Agreement will be valid unless made in writing and executed by both parties.

7.     NOTICE

7.1 Any notice under this Agreement will be given in writing and must be delivered, sent by telex, telegram or telecopier or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by such party in writing.

7.2 If notice is sent by telex, telegram or telecopier or is delivered, it will be deemed to have been given at the time of transmission or delivery.

7.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

7.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to the time a notice is mailed the notice will be sent by telex, telegram or telecopier or will be delivered.

8.     GOVERNING LAW

This Agreement is governed by the law of British Columbia and, except as otherwise provided in this Agreement, the parties attorn to the exclusive jurisdiction of the courts of British Columbia for the resolution of all disputes arising out of or in connection with this Agreement.

9.     ASSIGNMENT

Neither this Agreement nor any benefit or interest granted by it may be signed by either party to this Agreement without the written consent of the other.

10.     PREVIOUS AGREEMENTS

This Agreement supersedes, terminates and cancels any and all previous agreements, representations or warranties, written or oral, between the parties relating to the services to be provided by the Consultant to this Agreement.

IN WITNESS of this Agreement, the parties have executed and delivered this Agreement as of the date given above.

EVEOLUTION VENTURES INC.

Per:	“Catherine McLeod-Seltzer”

Authorized Signatory

This Agreement was signed by MAT WILCOX in the presence of: Witness	) ) ) ) ) ) )	“M. Wilcox” MAT WILCOX

Exhibit 5.8

CONSULTING AGREEMENT

THIS AGREEMENT, dated for reference the 9th day of October, 2002, is made

BETWEEN:

EVEOLUTION VENTURES INC., a British Columbia company with its registered office at 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8

(the “Company”);

AND:

MELANIE MCMILLAN, Businesswoman of 4032 Capilano Drive, North Vancouver, BC, V7R 4J4

(the “Consultant”).

WHEREAS:

A.     The Company is a reporting issuer in British Columbia and Alberta and is currently in the process of completing a qualifying transaction with Bear Creek Mining Company (“BCMC”) and Peru Exploration Venture LLLP (“PeruEx”) (the “Transaction”) on the TSX Venture Exchange pursuant to a merger agreement between EVEolution Ventures (USA), Inc. (“EVE USA”) and BCMC (the “Merger Agreement”) as well as a Representation Agreement among EVE USA, BCMC, the Company and Andrew T. Swarthout;

B.     Upon the closing of the Transaction (the “Closing Date”) as that term is defined in the Merger Agreement, the Company will be continued to the Yukon Territory and will be renamed Bear Creek Mining Corporation;

C.     The Consultant is a director of the Company, and upon completion of the Transaction will resign as a director of the Company;

D.     The Consultant possesses certain technical, business and management expertise of value to the Company and has a relationship with the Company that enables the Consultant to be knowledgeable about the business and affairs of the Company;

E.     The Company wishes to engage the Consultant immediately following the Consultant’s resignation to provide the consulting services set out in this Agreement and the Consultant is prepared to provide such services to the Company on the terms and conditions of this Agreement;

THEREFORE, the parties agree:

1.     ENGAGEMENT

1.1 The Company engages the Consultant to provide, and the Consultant agrees to provide to the Company, from time to time, advice and assistance with respect to:

(a)	technical business advisory services;

(b)	ongoing continuous reporting obligations;

(c)	locating and supervising appropriate personnel to perform key management functions for the Company.

1.2 The Consultant will provide the services required under this Agreement.

2.     TERM

2.1 This Agreement will commence on the Closing Date and shall be a valid and subsisting agreement for a term of one year.

2.2 This Agreement may be terminated at any time by either party by the provision to the other of 90 days written notice of such termination.

2.3 On termination or expiry of the term of this Agreement, the Consultant will return all property of the Company then in its possession, including any office equipment, automobiles, correspondence, documents, computer disks, notebooks, video and audio equipment and tapes, files and other tangible property.

3.     REMUNERATION AND REIMBURSEMENT

3.1 In consideration for the services to be provided to the Company by the Consultant under this Agreement, the Company will:

(a)	permit the Consultant to retain all previously granted options in the Company pursuant to the stock option agreement between the Company and the Consultant dated February 23, 2000; and

(b)	reimburse the Consultant for all out of pocket expenses reasonably, actually and properly incurred by the Consultant in connection with the performance of the duties of the Consultant under this Agreement.

4.     DUTIES OF THE CONSULTANT

During the term of this Agreement, the Consultant will:

(a)	provide the services required under this Agreement honestly and diligently, and will use its best efforts to serve the Company and promote its interests;

(b)	obey and carry out all lawful and reasonable instructions, rules and policies, orders and directions as given to it by the board of directors and the senior officers of the Company; and

(c)	keep itself informed of and comply with all applicable laws and policies relating to the provision of its services under this Agreement.

5.     CONFIDENTIAL INFORMATION

5.1 The Consultant will not, directly or indirectly, use, disseminate, disclose, communicate, divulge, reveal, publish, use for its own benefit, copy, make notes of, input into a computer data base or preserve in any way any confidential information relating the Company, whether during the term of this Agreement or thereafter, unless it first receives written permission to do so from an authorized officer of the Company.

5.2 For the purposes of this Agreement, “confidential information” is information disclosed to or acquired by the Consultant relating to the business of the Company, its projects or the personal affairs of the directors, officers and shareholders of the Company, including information developed or gathered by the Consultant which has not been approved by the Company for public dissemination. Confidential information does not include information in the public domain, information released from the provisions of this Agreement by written authorization of an authorized officer of the Company, information which is part of the general skill and knowledge of the Consultant and does not relate specifically to the business of the Company, and information which is authorized by the Company to be disclosed in the ordinary course or is required by law or applicable regulatory policy to be disclosed.

6.     AMENDMENTS

No amendment, change, modification or addition to this Agreement will be valid unless made in writing and executed by both parties.

7.     NOTICE

7.1 Any notice under this Agreement will be given in writing and must be delivered, sent by telex, telegram or telecopier or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by such party in writing.

7.2 If notice is sent by telex, telegram or telecopier or is delivered, it will be deemed to have been given at the time of transmission or delivery.

7.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

7.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to the time a notice is mailed the notice will be sent by telex, telegram or telecopier or will be delivered.

8.     GOVERNING LAW

This Agreement is governed by the law of British Columbia and, except as otherwise provided in this Agreement, the parties attorn to the exclusive jurisdiction of the courts of British Columbia for the resolution of all disputes arising out of or in connection with this Agreement.

9.     ASSIGNMENT

Neither this Agreement nor any benefit or interest granted by it may be signed by either party to this Agreement without the written consent of the other.

10.     PREVIOUS AGREEMENTS

This Agreement supersedes, terminates and cancels any and all previous agreements, representations or warranties, written or oral, between the parties relating to the services to be provided by the Consultant to this Agreement.

IN WITNESS of this Agreement, the parties have executed and delivered this Agreement as of the date given above.

EVEOLUTION VENTURES INC.

Per:	“Catherine McLeod-Seltzer”

Authorized Signatory

This Agreement was signed by MELANIE MCMILLAN in the presence of: Witness	) ) ) ) ) ) )	“Melanie McMillan” MELANIE MCMILLAN